Exhibit 10.11

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of June 4, 2025 (this “Amendment”), is entered into by and between Kestra Medical Technologies, Inc., a Delaware corporation (the “Company”), and Traci Umberger (“Executive”).

WHEREAS, the Company and Executive are party to that certain Employment Agreement, dated as of October 16, 2016 (the “Agreement”); and

WHEREAS, the Company and Executive have agreed to make certain amendments to the Agreement upon the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties, intending to be legally bound, hereby agree as follows:

1.
Good Reason. The second sentence of Section 7(e) of the Agreement shall be deleted in its entirety and the following substituted therefor:

“Good Reason” shall mean the occurrence of any of the following events, without the express written consent of the Executive, unless such events are fully corrected in all material respects by the Company or Parent (as applicable) within thirty (30) days following written notification by the Executive to the Company of the occurrence of one of the reasons set forth below: (i) the material diminution in the Executive’s position, duties or authorities; (ii) the Executive’s title being demoted below General Counsel and Chief Administrative Officer of the Company; (iii) the Executive’s relocation of the Executive’s primary work location outside of the Seattle, Washington metropolitan area; (iv) a ten percent (10%) or more reduction in Base Salary or Target Bonus; or (v) the consummation of a Change in Control (as defined in the Kestra Medical Technologies, Ltd. 2025 Omnibus Incentive Plan).”

2.
Miscellaneous.
a.
Full Force and Effect. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof.
b.
Governing Law; Venue; Other. Section 16 (Section Headings; Inconsistency), 17 (Severability), 18 (Counterparts), 21 (Governing Law), 22 (Dispute Resolution), 23 (Miscellaneous) and 25 (Tax Matters) of the Agreement are incorporated herein by reference and shall apply mutatis mutandis to this Amendment as if fully set forth herein.
c.
Effectiveness. This Amendment shall be deemed fully effective as of the date first above written.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed and Executive has hereunto set Executive’s hand, as of the day and year first above written.

KESTRA MEDICAL TECHNOLOGIES, LTD.

By: /s/ Brian Webster

Name: Brian Webster

Title: President and Chief Executive Officer

EXECUTIVE:

/s/ Traci Umberger

Traci Umberger

Signature Page to First Amendment to Employment Agreement